American Century Growth Funds, Inc. Statement of Additional Information Supplement
Supplement dated January 6, 2017 ■ Statement of Additional Information dated December 1, 2016
The following replaces the Accounts Managed table on page 29 of the SAI.

Accounts Managed (As of July 31, 2016)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Stephen Pool	Number of Accounts	3	0	0
	Assets	$204.2 million(1)	N/A	N/A
Joseph Reiland(4)	Number of Accounts	3	0	0
	Assets	$406.1 million(2)	N/A	N/A
Keith Lee	Number of Accounts	4	0	1
	Assets	$11.0 billion(3)	N/A	$104.3 million
Michael Li	Number of Accounts	4	0	1
	Assets	$11.0 billion(3)	N/A	$104.3 million
Henry He	Number of Accounts	1	0	0
	Assets	$10.0 million(3)	N/A	N/A
Prabha Ram	Number of Accounts	1	0	0
	Assets	$10.0 million(3)	N/A	N/A
1 Includes $89.3 million in Adaptive All Cap. Also includes $17.3 million in Legacy Large Cap which was liquidated as of October 21, 2016.
2 Includes $93.9 million in Adaptive All Cap.
3 Includes $10.0 million in Focused Dynamic Growth.
4 Information is provided as of December 31, 2016.
The following replaces the Ownership of Securities table on page 31 of the SAI.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Focused Dynamic Growth
Keith Lee	E
Michael Li	C
Henry He	E
Prabha Ram	D
Adaptive All Cap
Stephen Pool	C
Joseph Reiland(1)	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000
1 Information is provided as of December 31, 2016.
©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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